COMTECH TELECOMMUNICATIONS CORP. AND SUBSIDIARIES
RECAST HISTORICAL QUARTERLY SEGMENT FINANCIAL INFORMATION
(unaudited)

Exhibit 99.1

COMTECH TELECOMMUNICATIONS CORP. AND SUBSIDIARIES
RECAST HISTORICAL QUARTERLY SEGMENT FINANCIAL INFORMATION
(unaudited)

Basis of Presentation

In the fourth quarter of fiscal 2022, Comtech Telecommunications Corp. (the "Company") re-organized its business segments to better align them with end-markets for its products and services. The Company's businesses have been re-organized into two reportable segments: “Satellite and Space Communications” and “Terrestrial and Wireless Networks.”

The Company's chief operating decision maker ("CODM"), our Chief Executive Officer, primarily uses a metric that we refer to as Adjusted EBITDA to measure an operating segment’s performance and to make decisions about resources to be allocated. The Company's Adjusted EBITDA metric does not include any allocation of indirect expense, or any of the following: income taxes, interest (income) and other, change in fair value of the convertible preferred stock purchase option liability, write-off of deferred financing costs, interest expense, amortization of stock-based compensation, amortization of intangibles, depreciation expense, amortization of cost to fulfill assets, estimated contract settlement costs, settlement of intellectual property litigation, acquisition plan expenses, restructuring costs, COVID-19 related costs, strategic emerging technology costs (for next-generation satellite technology), facility exit costs, CEO transition costs, proxy solicitation costs, or strategic alternatives expenses and other. These items, while periodically affecting the Company's results, may vary significantly from period to period and may have a disproportionate effect in a given period, thereby affecting the comparability of results. Any amounts shown in the Adjusted EBITDA calculation for the Company's Satellite and Space Communications and Terrestrial and Wireless Networks segments are directly attributable to those segments. Adjusted EBITDA is also used by management in assessing the Company's operating results. Although closely aligned, the Company's definition of Adjusted EBITDA is different than the Consolidated EBITDA (as such term is defined in the Company's Credit Facility) utilized for financial covenant calculations and also may differ from the definition of EBITDA or Adjusted EBITDA used by other companies and, therefore, may not be comparable to similarly titled measures used by other companies.

The following schedules present the Company's unaudited historical quarterly segment information, which was recast to correspond with the Company’s current reporting structure, along with a reconciliation of segment net income and consolidated net income to Adjusted EBITDA:

	Three Months Ended April 30, 2022
	Satellite and Space Communications	Terrestrial and Wireless Networks	Unallocated	Total
Net sales	$69,150,000	52,966,000	—	$122,116,000
Operating (loss) income	$(120,000)	4,616,000	(5,062,000)	$(566,000)

Net income (loss)	$297,000	4,502,000	(4,824,000)	$(25,000)
Provision for (benefit from) income taxes	59,000	98,000	(928,000)	(771,000)
Interest (income) and other	(454,000)	16,000	(11,000)	(449,000)
Change in fair value of convertible preferred stock purchase option liability	—	—	(302,000)	(302,000)
Interest expense	(22,000)	—	1,003,000	981,000
Amortization of costs to fulfill assets	233,000	—	—	233,000
Restructuring costs	1,600,000	—	—	1,600,000
COVID-19 related costs	115,000	—	—	115,000
Strategic emerging technology costs	912,000	—	—	912,000
Amortization of stock-based compensation	—	—	1,071,000	1,071,000
Amortization of intangibles	1,828,000	3,521,000	—	5,349,000
Depreciation	846,000	1,588,000	48,000	2,482,000
Adjusted EBITDA	$5,414,000	9,725,000	(3,943,000)	$11,196,000

Purchase of property, plant and equipment	$2,297,000	3,311,000	—	$5,608,000
Total assets at April 30, 2022	$485,620,000	469,075,000	28,942,000	$983,637,000

COMTECH TELECOMMUNICATIONS CORP. AND SUBSIDIARIES
RECAST HISTORICAL QUARTERLY SEGMENT FINANCIAL INFORMATION
(unaudited)

	Nine Months Ended April 30, 2022
	Satellite and Space Communications	Terrestrial and Wireless Networks	Unallocated	Total
Net sales	$202,890,000	156,366,000	—	$359,256,000
Operating (loss) income	$(7,933,000)	17,574,000	(41,312,000)	$(31,671,000)

Net (loss) income	$(7,285,000)	17,445,000	(38,043,000)	$(27,883,000)
(Benefit from) provision for income taxes	(458,000)	30,000	(5,672,000)	(6,100,000)
Interest (income) and other	(287,000)	98,000	(71,000)	(260,000)
Change in fair value of convertible preferred stock purchase option liability	—	—	(1,004,000)	(1,004,000)
Amortization of cost to fulfill assets	233,000	—	—	233,000
CEO transition costs	—	—	13,554,000	13,554,000
Proxy solicitation costs	—	—	11,248,000	11,248,000
Interest expense	98,000	—	3,478,000	3,576,000
Restructuring costs	4,038,000	—	—	4,038,000
COVID-19 related costs	1,144,000	—	—	1,144,000
Strategic emerging technology costs	912,000	—	—	912,000
Amortization of stock-based compensation	—	—	3,975,000	3,975,000
Amortization of intangibles	5,484,000	10,563,000	—	16,047,000
Depreciation	2,444,000	4,462,000	151,000	7,057,000
Adjusted EBITDA	$6,323,000	32,598,000	(12,384,000)	$26,537,000

Purchase of property, plant and equipment	$6,522,000	7,898,000	—	$14,420,000
Total assets at April 30, 2022	$485,620,000	469,075,000	28,942,000	$983,637,000

	Three Months Ended January 31, 2022
	Satellite and Space Communications	Terrestrial and Wireless Networks	Unallocated	Total
Net sales	$69,180,000	51,201,000	—	$120,381,000
Operating (loss) income	$(2,500,000)	6,856,000	(28,946,000)	$(24,590,000)

Net (loss) income	$(2,508,000)	6,965,000	(26,331,000)	$(21,874,000)
Provision for (benefit from) income taxes	82,000	(209,000)	(3,149,000)	(3,276,000)
Interest (income) and other	(80,000)	100,000	(50,000)	(30,000)
Interest expense	6,000	—	982,000	988,000
Amortization of stock-based compensation	—	—	1,983,000	1,983,000
Amortization of intangibles	1,828,000	3,521,000	—	5,349,000
Depreciation	773,000	1,510,000	51,000	2,334,000
CEO transition costs	—	—	13,554,000	13,554,000
Change in fair value of convertible preferred stock purchase option liability	—	—	(398,000)	(398,000)
Restructuring costs	1,726,000	—	—	1,726,000
COVID-19 related costs	355,000	—	—	355,000
Proxy solicitation costs	—	—	9,086,000	9,086,000
Adjusted EBITDA	$2,182,000	11,887,000	(4,272,000)	$9,797,000

Purchase of property, plant and equipment	$3,187,000	1,986,000	—	$5,173,000
Total assets at January 31, 2022	$482,989,000	485,155,000	26,710,000	$994,854,000

COMTECH TELECOMMUNICATIONS CORP. AND SUBSIDIARIES
RECAST HISTORICAL QUARTERLY SEGMENT FINANCIAL INFORMATION
(unaudited)

	Six Months Ended January 31, 2022
	Satellite and Space Communications	Terrestrial and Wireless Networks	Unallocated	Total
Net sales	$133,740,000	103,400,000	—	$237,140,000
Operating (loss) income	$(7,813,000)	12,958,000	(36,250,000)	$(31,105,000)

Net (loss) income	$(7,582,000)	12,943,000	(33,219,000)	$(27,858,000)
(Benefit from) provision for income taxes	(517,000)	(68,000)	(4,744,000)	(5,329,000)
Interest (income) and other	167,000	82,000	(60,000)	189,000
Change in fair value of convertible preferred stock purchase option liability	—	—	(702,000)	(702,000)
Interest expense	120,000	—	2,475,000	2,595,000
Amortization of stock-based compensation	—	—	2,904,000	2,904,000
Amortization of intangibles	3,656,000	7,042,000	—	10,698,000
Depreciation	1,598,000	2,874,000	103,000	4,575,000
CEO transition costs	—	—	13,554,000	13,554,000
Proxy solicitation costs	—	—	11,248,000	11,248,000
Restructuring costs	2,438,000	—	—	2,438,000
COVID-19 related costs	1,029,000	—	—	1,029,000
Adjusted EBITDA	$909,000	22,873,000	(8,441,000)	$15,341,000

Purchase of property, plant and equipment	$4,224,000	4,587,000	—	$8,811,000
Total assets at January 31, 2022	$482,989,000	485,155,000	26,710,000	$994,854,000

	Three Months Ended October 31, 2021
	Satellite and Space Communications	Terrestrial and Wireless Networks	Unallocated	Total
Net sales	$64,560,000	52,199,000	—	$116,759,000
Operating (loss) income	$(5,313,000)	6,102,000	(7,304,000)	$(6,515,000)

Net (loss) income	$(5,074,000)	5,978,000	(6,888,000)	$(5,984,000)
(Benefit from) provision for income taxes	(599,000)	141,000	(1,595,000)	(2,053,000)
Interest (income) and other	247,000	(18,000)	(10,000)	219,000
Change in fair value of convertible preferred stock purchase option liability	—	—	(304,000)	(304,000)
Interest expense	114,000	—	1,493,000	1,607,000
Amortization of stock-based compensation	—	—	921,000	921,000
Amortization of intangibles	1,828,000	3,521,000	—	5,349,000
Depreciation	825,000	1,364,000	52,000	2,241,000
Proxy solicitation costs	—	—	2,162,000	2,162,000
Restructuring costs	712,000	—	—	712,000
COVID-19 related costs	674,000	—	—	674,000
Adjusted EBITDA	$(1,273,000)	10,986,000	(4,169,000)	$5,544,000

Purchase of property, plant and equipment	$1,037,000	2,601,000	—	$3,638,000
Total assets at October 31, 2021	$485,087,000	471,858,000	26,044,000	$982,989,000

COMTECH TELECOMMUNICATIONS CORP. AND SUBSIDIARIES
RECAST HISTORICAL QUARTERLY SEGMENT FINANCIAL INFORMATION
(unaudited)

	Three Months Ended April 30, 2021
	Satellite and Space Communications	Terrestrial and Wireless Networks	Unallocated	Total
Net sales	$83,340,000	56,036,000	—	$139,376,000
Operating income (loss)	$3,093,000	6,993,000	(7,736,000)	$2,350,000

Net income (loss)	$3,041,000	6,731,000	(8,980,000)	$792,000
(Benefit from) provision for income taxes	(77,000)	294,000	99,000	316,000
Interest (income) and other	126,000	(32,000)	(370,000)	(276,000)
Interest expense	3,000	—	1,515,000	1,518,000
Amortization of stock-based compensation	—	—	1,204,000	1,204,000
Amortization of intangibles	1,648,000	3,662,000	—	5,310,000
Depreciation	907,000	1,311,000	56,000	2,274,000
Acquisition plan expenses	—	—	5,267,000	5,267,000
Restructuring costs	594,000	—	—	594,000
COVID-19 related costs	416,000	—	—	416,000
Strategic emerging technology costs	315,000	—	—	315,000
Adjusted EBITDA	$6,973,000	11,966,000	(1,209,000)	$17,730,000

Purchase of property, plant and equipment	$2,168,000	2,380,000	3,000	$4,551,000
Long-lived assets acquired in connection with acquisitions	$45,597,000	—	—	$45,597,000
Total assets at April 30, 2021	$482,370,000	477,285,000	38,937,000	$998,592,000

	Nine Months Ended April 30, 2021
	Satellite and Space Communications	Terrestrial and Wireless Networks	Unallocated	Total
Net sales	$282,775,000	153,111,000	—	$435,886,000
Operating income (loss)	$16,809,000	19,443,000	(114,216,000)	$(77,964,000)

Net income (loss)	$16,985,000	18,771,000	(116,599,000)	$(80,843,000)
(Benefit from) provision for income taxes	(431,000)	792,000	(2,439,000)	(2,078,000)
Interest (income) and other	188,000	(120,000)	(344,000)	(276,000)
Interest expense	67,000	—	5,166,000	5,233,000
Amortization of stock-based compensation	—	—	3,190,000	3,190,000
Amortization of intangibles	3,867,000	11,804,000	—	15,671,000
Depreciation	2,973,000	4,021,000	289,000	7,283,000
Acquisition plan expenses	—	(1,052,000)	100,859,000	99,807,000
Restructuring costs	1,195,000	—	—	1,195,000
COVID-19 related costs	576,000	—	—	576,000
Strategic emerging technology costs	315,000	—	—	315,000
Adjusted EBITDA	$25,735,000	34,216,000	(9,878,000)	$50,073,000

Purchase of property, plant and equipment	$4,296,000	3,858,000	83,000	$8,237,000
Long-lived assets acquired in connection with acquisitions	$48,040,000	—	—	$48,040,000
Total assets at April 30, 2021	$482,370,000	477,285,000	38,937,000	$998,592,000

COMTECH TELECOMMUNICATIONS CORP. AND SUBSIDIARIES
RECAST HISTORICAL QUARTERLY SEGMENT FINANCIAL INFORMATION
(unaudited)

	Three Months Ended January 31, 2021
	Satellite and Space Communications	Terrestrial and Wireless Networks	Unallocated	Total
Net sales	$113,650,000	47,642,000	—	$161,292,000
Operating income (loss)	$10,339,000	4,492,000	(9,429,000)	$5,402,000

Net income (loss)	$10,464,000	4,514,000	(10,773,000)	$4,205,000
(Benefit from) provision for income taxes	(194,000)	125,000	(86,000)	(155,000)
Interest (income) and other	66,000	(148,000)	16,000	(66,000)
Interest expense	4,000	—	1,414,000	1,418,000
Amortization of stock-based compensation	—	—	1,287,000	1,287,000
Amortization of intangibles	724,000	4,071,000	—	4,795,000
Depreciation	1,052,000	1,325,000	80,000	2,457,000
Acquisition plan expenses	—	—	3,357,000	3,357,000
Restructuring costs	601,000	—	—	601,000
COVID-19 related costs	160,000	—	—	160,000
Adjusted EBITDA	$12,877,000	9,887,000	(4,705,000)	$18,059,000

Purchase of property, plant and equipment	$1,674,000	1,122,000	—	$2,796,000
Total assets at January 31, 2021	$441,991,000	470,836,000	33,768,000	$946,595,000

	Six Months Ended January 31, 2021
	Satellite and Space Communications	Terrestrial and Wireless Networks	Unallocated	Total
Net sales	199,435,000	$97,075,000	—	$296,510,000
Operating income (loss)	13,716,000	$12,450,000	(106,480,000)	$(80,314,000)

Net income (loss)	13,944,000	$12,040,000	(107,619,000)	$(81,635,000)
(Benefit from) provision for income taxes	(354,000)	498,000	(2,538,000)	(2,394,000)
Interest (income) and other	62,000	(88,000)	26,000	—
Interest expense	64,000	—	3,651,000	3,715,000
Amortization of stock-based compensation	—	—	1,986,000	1,986,000
Amortization of intangibles	2,219,000	8,142,000	—	10,361,000
Depreciation	2,066,000	2,710,000	233,000	5,009,000
Acquisition plan expenses	—	(1,052,000)	95,592,000	94,540,000
Restructuring costs	601,000	—	—	601,000
COVID-19 related costs	160,000	—	—	160,000
Adjusted EBITDA	18,762,000	$22,250,000	(8,669,000)	$32,343,000

Purchase of property, plant and equipment	2,128,000	$1,478,000	80,000	$3,686,000
Total assets at January 31, 2021	441,991,000	$470,836,000	33,768,000	$946,595,000

COMTECH TELECOMMUNICATIONS CORP. AND SUBSIDIARIES
RECAST HISTORICAL QUARTERLY SEGMENT FINANCIAL INFORMATION
(unaudited)

	Three Months Ended October 31, 2020
	Satellite and Space Communications	Terrestrial and Wireless Networks	Unallocated	Total
Net sales	$85,785,000	49,433,000	—	$135,218,000
Operating income (loss)	$3,377,000	7,958,000	(97,051,000)	$(85,716,000)

Net income (loss)	$3,480,000	7,526,000	(96,846,000)	$(85,840,000)
(Benefit from) provision for income taxes	(160,000)	373,000	(2,452,000)	(2,239,000)
Interest (income) and other	(4,000)	60,000	10,000	66,000
Interest expense	60,000	—	2,237,000	2,297,000
Amortization of stock-based compensation	—	—	699,000	699,000
Amortization of intangibles	1,495,000	4,071,000	—	5,566,000
Depreciation	1,014,000	1,385,000	153,000	2,552,000
Acquisition plan expenses	—	(1,052,000)	92,235,000	91,183,000
Adjusted EBITDA	$5,885,000	12,363,000	(3,964,000)	$14,284,000

Purchase of property, plant and equipment	$454,000	356,000	80,000	$890,000
Total assets at October 31, 2020	$419,165,000	465,271,000	34,075,000	$918,511,000